SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 21, 2004


                       Allegheny Technologies Incorporated
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-12001                   25-1792394
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(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                 File Number)          Identification No.)


  1000 Six PPG Place, Pittsburgh, Pennsylvania                    15222-5479
  --------------------------------------------------------      --------------
  (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800

Item 12.     Results of Operations and Financial Condition.

             (a) On April 21, 2004, Allegheny Technologies Incorporated issued a press release with respect to its first quarter 2004 financial results. A copy of this press release is attached as Exhibit 99.1 and is being furnished, not filed, under Item 12 of this Current Report on Form 8-K.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ALLEGHENY TECHNOLOGIES INCORPORATED


                                  By: /s/ Jon D. Walton
                                      ------------------------------------------
                                      Jon D. Walton
                                      Executive Vice President, Human Resources,
                                      Chief Legal and Compliance Officer


Dated:  April 21, 2004

                                  EXHIBIT INDEX


Exhibit 99.1         Press Release dated April 21, 2004.